PURCHASE AGREEMENT

         This Purchase Agreement (this "Agreement") is made and entered into as of December 20, 2005, between John Hromyk (`Purchaser") and China Natural Gas, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company has recently acquired Xi'an Xilan Natural Gas Co., Ltd., a company formed under the laws of the People's Republic of China ("Xilan");

            WHEREAS, prior to the acquisition of Xilan, the Company's sole business consisted of its ownership of 100% of the issues and outstanding capital stock of Coventure Canada, Inc., which was formed pursuant to the laws of the Province of Alberta ("Coventure Canada"); and

            WHEREAS, the Company has been unsuccessful to date in developing the business of Coventure Canada and the Company believes it is in its best interest to dispose of Coventure Canada, and focus its resources on the business and operation of Xilan;

         NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

                          ARTICLE I - PURCHASE AND SALE

         1.1      Transfer of Coventure Canada

         Subject to the terms and conditions hereof, on the Closing Date (as defined below), the Company shall sell, convey, transfer, assign and deliver to Purchaser and Purchaser shall purchase from the Company all of the issued and outstanding common shares of Coventure Canada (the "Coventure Canada Stock"), all debt due and owing to the Company by Coventure Canada (the "Coventure Canada Debt") as well as all right title and interest in and to the business of providing accounting, tax and business consulting services to small and medium sized businesses carried on by Coventure through Coventure Canada (the "Coventure Canada Business") including but not limited to the goodwill of the Coventure Canada Business together with the exclusive right to represent itself as carrying on the Coventure Canada Business in succession of the Company, and the exclusive right to use any words indicating that the Coventure Canada Business is so carried on, including the exclusive right to use the name "Coventure" or any variation thereof in connection with the Coventure Canada Business or any part thereof carried on or to be carried on by Coventure Canada, the right to all corporate, operating and trade names associated with the Coventure Canada Business, or any variations thereof, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Coventure Canada Business, all necessary licenses and authorizations and any other rights used in connection with the Coventure Canada Business (collectively the "Coventure Canada Goodwill").

         1.2      The Closing

         The closing of this Agreement (the "Closing") shall occur on December 20, 2005 (the "Closing Date") at 10:00 a.m. local time at the offices of Sichenzia Ross Friedman Ference LLP, New York, New York, or such other time or location as the parties hereto shall agree.

         1.3      Deliveries at the Closing

         On the Closing Date in order to effectuate the transfer of the Coventure Canada Stock, the Coventure Canada Debt, the Coventure Canada Business and the Coventure Canada Goodwill:

         (a) The Company shall deliver to Purchaser certificates representing all of the Coventure Canada Stock, free and clear of any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance, restriction on sale or transfer, preemptive right or option or any other right of any third party of any nature whatsoever ("Encumbrance"), duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank.

         (b) The Company shall deliver to Purchaser an assignment (the "Assignment") of all of the Coventure Canada Debt, free and clear of any Encumbrance.

         (c) The Company shall deliver to Purchaser the charter documents of Coventure Canada and all corporate records documents and instruments of Coventure Canada, and all books and accounts of Coventure Canada (the "Coventure Canada Records").

         (d) Purchaser and the Company shall each deliver all documents, certificates, agreements and instruments required to be delivered pursuant to Articles IV and V; and

         (e) All instruments and documents executed and delivered to any party pursuant hereto shall be in a form and substance, and shall be executed in a manner, reasonably satisfactory to the receiving party.

         1.4      Purchase Price

         Subject to the terms and conditions of this Agreement, the total purchase price for the Coventure Canada Stock, the Coventure Canada Debt, the Coventure Canada Business and the Coventure Canada Goodwill shall be the forgiveness of USD$68,179.13 of debt or other obligations due and owing from the Company to the Purchaser ("Company Obligations"), which forgiveness shall be effected on the Closing Date by the delivery of the Coventure Canada Stock, the Assignment and the Coventure Canada Records to the Purchaser.



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
         1.5      Assistance in Consummation of this Agreement

         Purchaser and the Company shall provide all reasonable assistance to, and shall cooperate with, each other to bring about the consummation of the purchase and sale of the Coventure Canada Stock, the Coventure Canada Debt, the Coventure Canada Business and the Coventure Canada Goodwill and the other transactions contemplated herein as soon as possible in accordance with the terms and conditions of this Agreement.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company hereby represents and warrants to Purchaser, as of the date of this Agreement and as of the Closing (which representations and warranties shall survive the Closing Date to the extent provided in Section 7.5 hereof):

         2.1      Good Title

         The Coventure Canada Stock, the Coventure Canada Debt, the Coventure Canada Business and the Coventure Canada Goodwill are owned by the Company with good and marketable title thereto, free and clear of any Encumbrance.

         2.2      Organization, Good Standing

         The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted.

         Coventure Canada is a corporation duly incorporated, validly existing and in good standing under the laws of Alberta.

         2.3      Authorization

         The Company has the full corporate power and authority enter into this Agreement and each of the documents to which it is a party, and to carry out the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company, and this Agreement is, and will be, on the Closing Date, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms of this Agreement.

         2.4     No Approvals or Notices Required; No Conflicts With Instruments

         The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not
(a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order,



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
regulation or rule of any court or other governmental authority applicable to the Company, or (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority (a "Person").

         2.5      Authorized Capitalization of Coventure Canada

         Coventure Canada's authorized capital stock consists solely of common shares of which 100 shares are issued and outstanding on the date of this Agreement and entirely held by the Company. All issued and outstanding shares of Coventure Canada Stock are validly issued, fully paid and nonassessable. The Company is the sole owner of all issued and outstanding shares of capital stock of Coventure Canada. There are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or other agreements of any character which obligate or may obligate Coventure Canada to issue any additional shares of any of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of any such capital stock. There are no voting trusts or other agreements or understandings with respect to the capital stock of Coventure Canada to which the Company is a party or by which the Company is bound.

         2.6      Coventure Canada Debt

         The amount of the Coventure Canada Debt as at the date hereof is $38,371.12. The Company has good and marketable title to the Coventure Canada Debt and has not assigned the Coventure Canada Debt, or any interest therein, to any other party. The Coventure Canada Debt is payable on demand by the Company without set off or counterclaim. The Coventure Canada Debt does not bear interest.

         2.7      Brokers and Finders

         The Company has not retained any broker or finder in connection with the transactions contemplated by this Agreement.

         2.8      Change of Name

         The Company will change its name to a name which does not use the term "Coventure" within 30 days hereof.



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
                  ARTICLE III - REPRESENTATIONS AND WARRANTIES
                                  OF PURCHASER

         Purchaser represents and warrants to the Company, as of the date of this Agreement and as of the Closing (which representations and warranties shall survive the Closing to the extent provided in Section 7.5 hereto):

         3.1      Authority

         Purchaser has full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser, and this Agreement is, and will be, on the Closing Date, a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

         3.2     No Approvals or Notices Required; No Conflicts With Instruments

         The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to Purchaser, or
(b) require any consent, approval or authorization of, or declaration, filing or registration with, any Person.

        3.4      Satisfaction of Company Obligations

         Upon satisfaction of the Company Obligations pursuant to the terms of this Agreement, the Company shall have no further debts, liabilities, duties or obligations of any kind or nature due or owing to the Purchaser.

         3.5      Brokers and Finders

         Purchaser has not retained any broker or finder in connection with the transactions contemplated by this Agreement.

                ARTICLE IV - CONDITIONS PRECEDENT TO OBLIGATIONS
                                  OF PURCHASER

         The obligations of Purchaser to perform and observe the covenants, agreements and conditions hereof to be performed and observed by them at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which condition may be expressly waived in writing by Purchaser.

         4.1      Accuracy of Representations and Warranties

         The representations and warranties of the Company contained herein shall have been true in all material respects when made and shall be true as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true in all material respects as of the specified date.



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
         4.2      Performance of Agreement

         The Company shall have performed in all material respects all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them at or prior to the Closing Date.

         4.3      Resignations

         Purchaser shall have received resignations effective as of the Closing Date of all the officers and directors of Coventure Canada, other than the Purchaser.

         4.4 Delivery of Coventure Canada Stock, Assignment and Coventure Canada Records

         Purchaser shall have received certificates representing the Coventure Canada Stock, together with stock powers duly endorsed in blank, as well as the Assignment and the Coventure Canada Records.

                 ARTICLE V - CONDITIONS PRECEDENT TO OBLIGATIONS
                                 OF THE COMPANY

         The obligations of the Company to perform and observe the covenants, agreements and conditions hereof to be performed and observed by it at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which conditions may be expressly waived in writing by the Company.

         5.1      Accuracy of Representations and Warranties

         The representations and warranties of Purchaser contained herein shall have been true in all material respects when made and shall be true in all material respects as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except and to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date.

         5.2      Performance of Agreement

         Purchaser shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them at or prior to the Closing Date.


                            ARTICLE VI - TERMINATION

         This Agreement may be terminated at any time prior to the Closing:



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
         (a) by the mutual consent of Purchaser and the Company;

         (b) by either party if the Closing has not occurred by December 20, 2005.

         Such termination shall not prejudice any party's right to seek remedies for another party's breach of this Agreement.

                              ARTICLE VII - GENERAL

         7.1      Cooperation

         Each party hereto will fully cooperate with the other parties, their counsel and accountants in connection with any steps required to be taken as part of its obligations under this Agreement. Each party will use its reasonable best efforts to cause all conditions to this Agreement to be satisfied as promptly as possible and to obtain all consents and approvals necessary for the due and punctual performance of this Agreement and for the satisfaction of the conditions hereof. No party will undertake any course of action inconsistent with this Agreement or which would make any representations, warranties or agreements made by such party in this Agreement untrue or any conditions precedent to this Agreement unable to be satisfied at or prior to the Closing.

         7.2      Confidentiality

         In connection with the transactions contemplated herein, the Company and Purchaser are furnishing each other with certain information which is either nonpublic, confidential or proprietary in nature. All such information furnished by one party to the other or its representatives is hereinafter referred to as the "Confidential Information." As used in this Agreement, the "representatives" of any party shall mean such party's officers, employees, agents or other representatives, including, without limitation, attorneys, accountants, consultants and financial advisors. In consideration of each party's being furnished with the Confidential Information of the other, each party agrees that:

                  (a) The Confidential Information will be kept confidential and except as required by law will not, without the prior written consent of the party supplying the information, be disclosed by the receiving party or its representatives during such three-year period in any manner whatsoever, in whole or in part, and will not be used by the receiving party or its representatives directly or indirectly for any purpose other than evaluating and facilitating the transactions contemplated herein; provided, however, that upon the execution of this Agreement by the parties, the Company and its representatives will be free to use the Confidential Information to the extent required by law in any subsequent filings with federal or state authorities relating to the transactions contemplated herein. Each party agrees to transmit the Confidential Information only to those of its representatives who need to know the Confidential Information for the purpose of advising it regarding any of the purposes for which it is permitted to use the Confidential Information under the terms of this Agreement, who are informed by the party supplying such



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
information of the confidential nature of the Confidential Information and who are directed by such party to comply with the terms of this Agreement. Each party will be responsible for any material breach of this Agreement by its representatives.

                  (b) Without the prior written consent of the other parties to this Agreement, no party or any of its representatives will disclose to any other Person the fact that the Confidential Information has been made available, or any of the terms, conditions or other facts with respect to the transactions contemplated herein, including the status thereof, except as required by law or permitted under the terms of this Agreement.

                  (c) In the event the parties do not proceed with the transactions contemplated herein, the Confidential Information and all copies thereof will be destroyed or returned promptly without retaining any copies thereof.

                  (d) This Section 7.2 shall be inoperative as to such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by the receiving party or its representatives which is not required by law; (ii) become available to the receiving party from a source with no obligation of confidentiality to the other party; (iii) describe technology independently developed by the receiving party; or (iv) were known to the receiving party on a non-confidential basis prior to its disclosure to the receiving party by the supplying party or one of its representatives.

                  (e) In the event that a receiving party or any of its representatives is requested or becomes legally compelled (by written or oral interrogatories, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information for purposes not permitted by this Agreement, the receiving party will provide the supplying party with prompt written notice so that the supplying party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the supplying party waives compliance with the provisions of this Agreement, the receiving party will furnish only that portion of the Confidential Information which is legally required, and will exercise good-faith efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

                  (f) Each party agrees that the other parties shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of clause (a), (b), (c) or (e) of this Section
7.2. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 7.2 by any party or its representatives but shall be in addition to all other remedies available at law or equity.

                  (g) It is further understood and agreed that no failure or delay by any party in exercising any right, power or privilege under this



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
Section 7.2 shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

         7.3      Further Acts

         After the Closing Date, each party hereto, at the request of and without any further cost or expense to the other parties, will take any further actions necessary or desirable to carry out the purposes of this Agreement.

         7.4      Amendment

         The parties may amend, modify or supplement this Agreement at any time, but only in writing duly executed on behalf of each of the parties to be bound thereby.

         7.5      Survival of Warranties

         The representations and warranties contained in this Agreement shall survive the Closing for a period of one (1) year from the Closing.

         7.6      Counterparts

         This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.7      Headings

         The headings preceding the text of Articles and Sections of this Agreement are for convenience only and shall not be deemed parts thereof

         7.8      Applicable Law

         This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the state of New York, as applied to contracts executed and to be fully performed in such state by citizens of such state.

         7.9      Parties in Interest

         All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not, but neither this Agreement nor any of the rights, interests or obligations hereunder of any party hereto shall be assigned without the prior written consent of the other parties. This Agreement is not intended, nor shall it be construed, to confer any enforceable rights on any Person not a party hereto.



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
         7.10     Notices

         Any notice or demand desired or required to be given hereunder shall be in writing given by personal delivery or certified or registered mail, reputable overnight courier service, telegram or confirmed facsimile transmission, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice, The effective date of any notice or request shall be three days from the date it is mailed by the addressor, upon delivery of the courier package if it is sent by courier, upon delivery to a telegraph company properly addressed with charges prepaid, upon confirmation of a successful facsimile transmission, or in any event upon personal delivery.

         Notices to Purchaser and the Company shall be sent as follows:

         To Purchaser:

         Mr. John Hromyk
         118 First Avenue West, Suite 206, PO Box 1900
         Cochrane, Alberta, Canada T4C 1A5
         Phone:  (403) 851-2607
         Telecopier: (403) 851-2044

         To the Company:

         Xi'an Xilan Natural Gas Co., Ltd.
         Tang Xing Shu Ma Building, Suite 418
         Tang Xing Road, Xian High Tech Area
         Xian, Shaanxi Province, China
         Attn:  Minqing Lu, CEO
         Phone:  86-29-88323325
         Telecopier:  86-29-88390609

         Copy to:

         Sichenzia Ross Friedman Ference LLP
         1065 Avenue of the Americas, 21st Floor
         New York, New York 10018
         Attn:  Marc Ross, Esq.
         Phone:  (212) 930-9700
         Telecopier:  (212) 930-9725





                  [Remainder of page intentionally left blank.]



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
         IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.



                                          PURCHASER


                                          /s/ JOHN HROMYK
                                          ---------------
                                          John Hromyk

                                          CHINA NATURAL GAS, INC.



                                          By: /s/ MINQING LU
                                          ------------------
                                          Name: Minqing Lu
                                          Title: CEO



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